UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2015 (October 21, 2015)

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940
(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.     Unregistered Sales of Equity Securities

See the disclosures set forth in Item 3.03, below, which are incorporated herein by reference.

Item 3.03.    Material Modification of Rights of Security Holders

On October 21, 2015, upon the filing by American Power Group Corporation, a Delaware corporation (the “Company”), of a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware, the Company’s Subordinated Contingent Convertible Promissory Notes in the aggregate principal amount $2,475,000, together with all accrued but unpaid interest thereon, automatically converted into 257.061 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) at a conversion price of $10,000 per share.

Each share of Series C Preferred Stock is convertible, at any time at the option of any holder, into 50,000 shares of the Company’s Common Stock; i.e., at an initial conversion price of $0.20 per share. The conversion ratio of the Series C Preferred Stock is subject to adjustment in the event that, with certain exceptions, the Company issues shares of Common Stock or other securities convertible into or exchangeable for Common Stock at a price per share that is less than the then applicable conversion price of the Series C Preferred Stock. The Series C Preferred Stock does not bear dividends.

The holders of the Series C Preferred Stock will vote with the holders of the Common Stock and the holders of the Company’s 10% Convertible Preferred Stock (the “Series A Preferred Stock”) and Series B 10% Convertible Preferred Stock (the “Series B Preferred Stock” and, together with the Series A Preferred Stock and the Series C Preferred Stock, the “Preferred Stock”) on all matters presented to the holders of the Preferred Stock, on a Common Stock-equivalent basis. In addition to certain approval rights of the holders of the Series A Preferred Stock and/or the Series B Preferred Stock, the approval of the holders of at least 67% of the outstanding shares of Series C Preferred Stock will be required before the Company may take certain actions as described in the Certificate of Designation.

The holders of the Series C Preferred Stock have priority in the event of a liquidation of the Company over the outstanding shares of Common Stock. Upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment is made to the holders of the Common Stock, the holders of the Preferred Stock will be entitled to be paid out of the assets of the Company an amount equal the stated value of the Preferred Stock, which is initially $10,000 per share, plus (in the case of the Series A Preferred Stock and the Series B Preferred Stock) any accrued, but unpaid, dividends.

The Preferred Stock may be required to convert into shares of Common Stock at the Company’s election if the trading price of the Common Stock meets certain thresholds as set forth in the Certificate of Designation. If the Company fails to meet certain obligations affecting the Preferred Stock, the holders of Preferred Stock may require the Company to redeem the Preferred Stock.

The holders of the Series C Preferred Stock have other rights set forth in the Certificate of Designation. The description of the Series C Preferred Stock is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

The Series C Preferred Stock and the Common Stock issuable upon conversion of the Series C Preferred Stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of an exemption from the registration requirements under Sections 3(a)(9) and/or 4(2) of the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On October 21, 2015, the Company amended the terms of the Series A Preferred Stock to exclude certain issuances of securities from triggering anti-dilution adjustments to the conversion ratio of the Series A Preferred Stock. The description of such amendment is qualified in its entirety by reference to the Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock, a copy of which is attached as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 21, 2015, the Company amended its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000.

See the disclosures set forth in Item 3.03, above, with respect to the Series A Preferred Stock and the Series C Preferred Stock, which are incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders

On October 21, 2015, the Company held a Special Meeting of Stockholders, at which the Company’s stockholders approved (i) an amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Company’s 10% Convertible Preferred Stock, to exclude certain issuances of securities from triggering anti-dilution adjustments to the conversion ratio of such preferred stock, and (ii) an amendment to the Company’s Restated Certificate of Incorporation, to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000. The final voting results of each of these matters were as follows:

1.	Proposal to Amend the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock:

10% Preferred Stock, voting as a separate class

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,351,868	991,665	3,100,919	0

10% Preferred Stock and Common Stock, voting together as a single class

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,338,835	1,455,304	3,187,201	19,291,457

2.	Proposal to Amend the Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock:

10% Preferred Stock and Common Stock, voting together as a single class

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,114,019	2,799,565	3,286,773	1,074,440

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.        Description

3.1
Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock of American Power Group Corporation, filed with the Secretary of State of the State of Delaware on October 21, 2015.

3.2
Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock of American Power Group Corporation, filed with the Secretary of State of the State of Delaware on October 21, 2015.

3.3	Certificate of Amendment to the Restated Certificate of Incorporation of American Power Group Corporation, filed with the Secretary of State of the State of Delaware on October 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: October 23, 2015